Exhibit 3.1.2

Exhibit 3.1 to 2009 Annual Report - Investment Agreement:

English Summary: Exhibit 3.1.2: Instrumento Particular de Escritura da 2a Emissão Privada de Debentures Não Conversíveis e com Cláusula de Permuta da Votorantim Industrial S.A., com Garantias Flutuante e Fidejussória (Private Instrument of 2nd Issuance of Non-Convertible Debentures and with Exchange Clause of Votorantim Industrial S.A., with Floating Charge and Personal Guarantee) (“Agreement”):

•      Total amount raised of R$628,585,341.00 upon the issuance of 628,585,341 debentures par value R$1.00 each, being: (i) 400,000,008 1st Series Debentures and (ii) 228,585,333 2nd Series Debentures.

•      Use of Proceeds: exclusively for the capitalization by the issuer of its controlled company Votorantim Celulose e Papel S.A. in order to: (i) fund the acquisition of common shares of Aracruz Celulose S.A., (ii) integrate the activities of Votorantim Celulose e Papel S.A. and Aracruz Celulose S.A., resulting in the world’s largest eucalyptus cellulose producer and (iii) perform the posterior listing of Votorantim Celulose e Papel S.A. on the Novo Mercado segment of BM&FBOVESPA S.A. - Bolsa de Valores Mercadorias e Futuros (the Brazilian Mercantile & Futures and Stock Exchange).

•      Issuance Date: January 19, 2009.

•      Due Date: January 19, 2013.

•      For additional information, please refer to Item A2 of the “Other Recent Developments” under “Item 4 - Information on Fibria” of the 2009 Annual Report.

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ANEXO 3.1.2 DO ACORDO DE INVESTIMENTO

INSTRUMENTO PARTICULAR DE ESCRITURA DA 2a EMISSÃO PRIVADA DE

DEBÊNTURES NÃO CONVERSÍVEIS E COM CLÁUSULA DE PERMUTA DA

VOTORANTIM INDUSTRIAL S.A., COM GARANTIAS FLUTUANTE E

FIDEJUSSÓRIA

VOTORANTIM INDUSTRIAL S.A., com sede na cidade de São Paulo, Estado de São Paulo. na Rua Amauri, n.° 255, 13.° andar, cj. A, inscrita no CNPJ/MF sob o n.° 03.407.049/0001-51, neste ato representada na forma de seu Estatuto Social, doravante denominada simplesmente “EMISSORA” ou “COMPANHIA”: e

VOTORANTIM PARTICIPAÇÕES S.A., com sede na cidade de São Paulo, Estado de São Paulo, na Rua Amauri, n.° 255/10° andar, inscrita no CNPJ/MF sob o n.° 61.082.582/0001-97, neste ato representada na forma de seu estatuto social, doravante denominada simplesmente “ACIONISTA GARANTIDORA”;

RESOLVEM firmar o presente Instrumento Particular de Escritura da 2a Emissão Privada de Debêntures Não Conversíveis e com Cláusula de Permuta, com Garantia Flutuante e Fidejussória (“ESCRITURA”), mediante as seguintes cláusulas e condições:

CLÁUSULA I - DA AUTORIZAÇÃO

A presente ESCRITURA é celebrada com base na deliberação da Assembléia Geral Extraordinária de acionistas da EMISSORA, realizada em [•] (“AGE”).

CLÁUSULA II - DOS REQUISITOS

A emissão das DEBÊNTURES (“EMISSÃO’’’) será feita com observância dos seguintes requisitos:

1.                                   REGISTRO DA ESCRITURA

A presente ESCRITURA será arquivada na Junta Comercial do Estado de São Paulo e, se for o caso, seus aditamentos serão averbados no mesmo registro, de acordo com o disposto no inciso II e no parágrafo 3°, do artigo 62, da Lei n.° 6.404, de 15 de dezembro de 1976 (“LEI DAS SOCIEDADES POR AÇÕES”).

2.                                   ARQUIVAMENTO E PUBLICAÇÃO DA ATA DA ASSEMBLÉIA GERAL EXTRAORDINÁRIA

A ata da AGE que deliberou sobre a EMISSÃO será arquivada na Junta Comercial do Estado de São Paulo sob o n. [•], em [•], e publicada no jornal [•], em [•].

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3.                                     REGISTRO DA EMISSÃO

A EMISSÃO não será objeto de registro perante a Comissão de Valores Mobiliários (“CVM”). uma vez que as debênturés serão objeto de colocação privada, sem qualquer esforço de venda perante investidores.

4.                                     LIMITE DE EMISSÃO

Está sendo observado, para a presente EMISSÃO, o limite estabelecido no art. 60, da LEI DAS SOCIEDADES POR AÇÕES.

5.                                     OBJETO SOCIAL DA COMPANHIA E DA VCP

5.1.                  A COMPANHIA tem por objeto: a participação, no Brasil e no exterior, direta ou indiretamente, em sociedades civis e comerciais, de qualquer natureza, especialmente aquelas voltadas para segmentos industriais e de infra-estrutura, inclusive os setores energético, de mineração e metalurgia, reflorestamento, agro-negócios, química, cimento, concreto e agregados, bem como produção de compostos químicos, filmes, fitas adesivas e embalagens flexíveis; (ii) a administração de seus bens e interesses; e (iii) o exercício de atividades conexas ou relacionadas ao objeto social, direta ou indiretamente, inclusive importação e exportação, incluindo exportação de bebidas, bem como a contratação de fornecimentos e serviços de terceiros por conta e ordem de suas subsidiárias.

5.2.                  A VCP tem por objeto a) a indústria e o comércio, no atacado e no varejo de celulose, papel, papelão e quaisquer outros produtos derivados desses materiais, próprios ou de terceiros; b) comércio, no atacado e no varejo, de produtos destinados ao uso gráfico em geral; c) a exploração de todas as atividades industriais e comerciais que se relacionarem direta ou indiretamente com seu objetivo social; d) a importação de bens e mercadorias relativos aos seus fins sociais; e) a exportação dos produtos de sua fabricação e de terceiros; f) a representação por conta própria ou de terceiros; g) a participação em outras sociedades, no país ou no exterior, qualquer que seja a sua forma e objeto, na qualidade de sócia, quotista ou acionista; h) a prestação de serviços de controle administrativo, organizacional e financeiro às sociedades ligadas ou a terceiros; i) a administração e implementação de projetos de florestamento e reflorestamento, por conta própria ou de terceiros, incluindo o gerenciamento de todas as atividades agrícolas que viabilizem a produção, fornecimento e abastecimento de matéria prima para indústria de celulose, papel, papelão e quaisquer outros produtos derivados desses materiais; e j) a prestação de serviços técnicos, mediante consultoria e assessoria às suas controladas ou a terceiros.

CLÁUSULA III -DAS CARACTERÍSTICAS DA EMISSÃO E DAS DEBÊNTURES

A EMISSÃO das DEBÊNTURES observará as seguintes condições e características:

1.                                    VALOR DA EMISSÃO

O valor da EMISSÃO é de R$ 628.585.341,00 (seiscentos e vinte oito milhões, quinhentos e oitenta e cinco mil, trezentos e quarenta e um reais), na DATA DE EMISSÃO, conforme definida no item 8 desta Clausula III.

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2.                                      VALOR NOMINAL UNITÁRIO

Na DATA DE EMISSÃO, cada uma das DEBÊNTURES terá valor nominal unitário de R$ 1,00 (um real) (o “VALOR NOMINAL UNITÁRIO”‘).

3.                                      NÚMERO DE SÉRIES

A EMISSÃO será realizada em duas séries.

4.                                      QUANTIDADE DE DEBÊNTURES

A COMPANHIA emitirá 628.585.341 (seiscentos e vinte oito milhões, quinhentos e oitenta e cinco mil, trezentas e quarenta e uma) DEBÊNTURES, sendo:

a)                                     400.000.008 (quatrocentos milhões e oito) DEBÊNTURES da 1a série (as “DEBÊNTURES DA 1a SÉRIES; e

b)                                     228.585.333 (duzentos e vinte oito milhões, quinhentos e oitenta cinco mil, trezentas e trinta e três) DEBÊNTURES da 2a série (as “DEBÊNTURES DA 2a SÉRIE”, e quando mencionadas juntamente com as DEBÊNTURES DA 1a SÉRIE, simplesmente “DEBÊNTURES”).

5.                                      DESTINAÇÃO DOS RECURSOS

Os recursos decorrentes da EMISSÃO serão utilizados exclusivamente para a capitalização, pela EMISSORA, de sua controlada Votorantim Celulose e Papel S.A., companhia com sede na cidade de São Paulo, Estado de São Paulo, na Alameda Santos, 1.357, 6o andar, inscrita no CNPJ/MF sob o n.° 60.643.228/0001-21 (a “VCP”), de modo a adequar a estrutura de capital da VCP a fim de permitir a implemementação do projeto que envolve (i) a aquisição de 127.506.457 ações ordinárias de emissão da Aracruz Celulose S.A., sociedade com sede na cidade de Aracruz, no Estado do Espírito Santo, em Barra do Riacho s/n°, inscrita no CNPJ/MF sob o n° 42.157.511/0001-61 (a “ARACRUZ”) de que são titulares as famílias Lorentzen, Moreira Salles e Almeida Braga (“Famílias”) e, se for o caso, a aquisição de 127.506.457 ações ordinárias de emissão da ARACRUZ de propriedade da ARAINVEST Participações S.A. (a “ARAINVEST”) (a “Aquisição”); (ii) a integração das atividades da VCP e da ARACRUZ, resultando dessa união a maior produtora mundial de celulose de eucalipto (a “Incorporação”); e (iii) a posterior adesão da VCP ao Novo Mercado da BM&FBOVESPA S.A. - Bolsa de Valores Mercadorias e Futuros (a “BOVESPA”), adequando o seu estatuto social ao Regulamento de Listagem do Novo Mercado expedido pela BOVESPA (a Aquisição, em conjunto com as etapas (i). (ii) e (iii) acima, doravante denominadas a “Operação”), em conformidade com o Acordo de Investimento celebrado, nesta data, pela EMISSORA, VCP e BNDES Participações S.A - BNDESPAR (o “Acordo de Investimento’’).

6.                                   FORMA

As DEBÊNTURES serão da forma nominativa, não conversíveis em ações de emissão da EMISSORA e com cláusula de permuta por ações ordinárias de emissão da VCP, observados os termos e condições estabelecidos no item 14 abaixo.

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7.                                     ESPÉCIE

As DEBÊNTURES serão da espécie com garantia flutuante e, adicionalmente, terão garantia fidejussória, prestada pela ACIONISTA GARANTIDORA, conforme previsto no item 16 abaixo.

8.                                     DATA DE EMISSÃO

Para todos os efeitos legais, a data desta EMISSÃO será o dia 19 de janeiro de 2009 (“DATA DE EMISSÃO”).

9.                                     VENCIMENTO DAS DEBÊNTURES

9.1.                            As DEBÊNTURES terão vencimento final em 4 (quatro) anos contados da DATA DE EMISSÃO, ou seja, 19 de janeiro de 2013 (“DATA DE VENCIMENTO”)

9.2.                            Na DATA DE VENCIMENTO, a EMISSORA deverá proceder à liquidação total das DEBÊNTURES que ainda se encontrarem em circulação, pelo seu VALOR NOMINAL UNITÁRIO acrescido da REMUNERAÇÃO (conforme definida no item 12 abaixo) incidente até tal data.

10                                 TITULARIDADE DAS DEBÊNTURES

10.1.       A titularidade das DEBÊNTURES será comprovada pelo registro no Livro de Registro de Debêntures Nominativas da Companhia e/ou pelo recibo de integralização das DEBÊNTURES.

11.                              PREÇO DE SUBSCRIÇÃO E INTEGRALIZAÇÃO

11.1                       O preço de subscrição e integralização das DEBÊNTURES será o seu VALOR NOMINAL UNITÁRIO, sem acréscimos.

11.2                       As DEBÊNTURES DA 1a SÉRIE serão integralizadas. em uma única vez, sendo o pagamento à vista, no ato da subscrição, em moeda corrente nacional.

11.3                       As DEBÊNTURES DA 2a SERIE serão integralizadas, em uma única vez, sendo o pagamento à vista, no ato da subscrição, em moeda corrente nacional.

12.                              JUROS REMUNERATÓRIOS

12.1                       As DEBÊNTURES renderão juros correspondentes à variação acumulada das taxas médias diárias dos Dl - Depósitos Interfinanceiros de um dia, Extra-Grupo (a “Taxas DI”), calculadas e divulgadas pela CETIP S.A. - Balcão Organizado de Ativos e Derivativos {a “CETIP”), base 252 dias úteis, de acordo com a fórmula abaixo, pagos conforme item 12.2 abaixo, incidentes sobre o VALOR NOMINAL UNITÁRIO das DEBÊNTURES a partir das respectivas datas de integralização (a “REMUNERAÇÃO”).

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J — VNe x (FatorJuros - I)

onde:

J	=	[valor dos juros devidos no final de cada Período de Capitalização, calculado com 6 (seis) casas decimais sem arredondamento;]
VNe	=	[valor nominal de emissão ou saldo do valor nominal da debênture, informado/calculado com 6 (seis) casas decimais, sem arredondamento;]
FatorJuros	=	[fator de juros composto pelo parâmetro de flutuação acrescido de spread, calculado com 9 (nove) casas decimais, com arredondamento, apurado da seguinte forma:]

FatorJuros = FatorDI x FatorSpread

onde:

FatorDI	=

produtório das Taxas DI com uso do percentual aplicado, da data de início de capitalização, inclusive, até a data de cálculo exclusive, com 8 (oito) casas decimais, com arredondamento, apurado da seguinte forma:

onde:

nDI	=	número total de Taxas DI, sendo “nDI” um número inteiro;
P	=	Percentual aplicado sobre a Taxa DI Over, informado com 2 (duas) casas decimais;
TDIk	=	Taxa DI, expressa ao dia, calculada com 8 (oito) casas decimais com arredondamento, apurada da seguinte forma:

onde:

K	=	1,2, ..., n;
DIk	=	Taxa DI divulgada pela CETIP, utilizada com 2 (duas) casas decimais.

FatorSpread	=

sobretaxa de juros fixos acrescida ao rendimento de uma debênture referenciada em taxas flutuantes, quando não fizer uso de percentual aplicado, calculado com 9 (nove) casas decimais, com arredondamento. apurado da seguinte forma:

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onde:

spread	=	Spread, ou sobretaxa, na forma percentual ao ano, informado com 4 (quatro) casas decimais;
N	=	número de dias úteis entre a data do próximo evento e a data do evento anterior, sendo “n” um número inteiro;
DP	=	número de dias úteis entre o último evento e a data atual, sendo “DP” um número inteiro;
DT	=	número de dias úteis entre o último e o próximo evento, sendo “DT” um número inteiro.

12.2.                     A REMUNERAÇÃO apurada nos termos deste item 12 será paga, durante todo o prazo das DEBÊNTURES, semestralmente a contar da DATA DE EMISSÃO, exceto (i) nos primeiros 270 (duzentos e setenta) dias contados da DATA DE EMISSÃO, período no qual será integralmente capitalizada e incorporada ao VALOR NOMINAL UNITÁRIO e (ii) nos últimos 90 (noventa) dias anteriores à DATA DE VENCIMENTO, ocorrendo o primeiro vencimento de juros, portanto, em 19 de outubro de 2009 e o último em 19 de janeiro de 2013.

12.3.                     A REMUNERAÇÃO apurada nos termos deste item 12 também será paga juntamente com o vencimento antecipado ou liquidação das DEBÊNTURES, e com a permuta de DEBÊNTURES, observado o disposto no item 21 desta Cláusula III, calculada pro rata temporis até o dia do efetivo pagamento.

12.4                        No caso de indisponibilidade temporária da Taxa DI quando do pagamento de qualquer obrigação pecuniária prevista nesta ESCRITURA, será utilizada, em sua substituição, a mesma taxa diária da última Taxa DI conhecida, até a data do cálculo, não sendo devidas quaisquer compensações financeiras, tanto por parte da EMISSORA quanto dos DEBENTURISTAS, quando da divulgação posterior da Taxa DI.

12.5                        No caso de indisponibilidade temporária da Taxa DI por prazo superior a 30(trinta) dias ou, ainda, no caso de sua extinção, a Taxa DI deverá ser substituída pelo substituto determinado legalmente para tanto. No caso de não haver o substituto legal da Taxa DI, os DEBENTURISTAS poderão definir um índice substituto que preserve o valor real da EMISSÃO e a remunere nos mesmos níveis anteriores. Nesse caso, os DEBENTURISTAS comunicarão a alteração, por escrito, à EMISSORA. Até a definição do novo índice, será utilizada, para o cálculo do valor de quaisquer obrigações previstas nesta ESCRITURA, a mesma taxa diária produzida pela última Taxa DI, ou sobretaxa, se houver, até a data da deliberação da Assembléia Geral de Debenturistas.

12.6                        Não há repactuação programada para as DEBÊNTURES.

13.                               COLOCAÇÃO

As DEBÊNTURES serão emitidas para colocação privada, sem qualquer esforço de venda perante investidores.

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14.                               PERMUTABILIDADE DAS DEBÊNTURES

14.1.                     Na hipótese de, até a DATA DE VENCIMENTO, a CONDIÇÃO PRÉVIA ter sidointegralmente satisfeita, as DEBÊNTURES DA 1a SÉRIE deverão ser permutadas por 21.052.632 (vinte e um milhões, cinqüenta e dois mil, seiscentas e trinta e duas) ações ordinárias de emissão da VCP e as 228.585.333 (duzentos e vinte oito milhões, quinhentos e oitenta cinco mil, trezentas e trinta e três) de debêntures da 2a série deverão ser permutadas por 12.030.807 (doze milhões, trinta mil, oitocentos e sete) ações ordinárias de emissão da VCP. Na hipótese de somente 179.999.996 (cento e setenta e nove milhões, novecentos e noventa e nove mil novecentas e noventa e seis) debêntures da segunda série desta EMISSÃO vierem a ser subscritas, tais debêntures serão permutáveis por 9.473.684 (nove milhões, quatrocentos e setenta e três mil. seicentas e oitenta e quatro) ações ordinárias de emissão da VCP, perfazendo assim um total de 30.526.316 (trinta milhões, quinhentos e vinte seis mil, trezentas e dezesseis) ações ordinárias de emissão da VCP, a serem transferidas aos DEBENTURISTAS (“AÇÕES DA PERMUTA”). Em todo caso, a permuta de cada uma das séries das DEBÊNTURES necessariamente envolverá a totalidade das DEBÊNTURES efetivamente subscritas e integralizadas dessa série.

14.1.1.          As AÇÕES DA PERMUTA terão os mesmos direitos estatutariamente garantidos às ações da mesma espécie de emissão da VCP, e farão jus a dividendos integrais e remunerações de capital, bonificações, bem como a quaisquer direitos deliberados em atos societários da VCP, que venham a ser distribuídos pela VCP após a DATA DE EMISSÃO, os quais deverão ser reservados e entregues aos DEBENTURISTAS na data da permuta (caso essa permuta ocorra nos primeiros 270 dias após a DATA DE EMISSÃO), conforme referida no item 14.4 abaixo, devidamente corrigidos pelas Taxas DI até a data do seu efetivo pagamento.

14.1.5.          A EMISSORA declara expressamente ser legítima proprietária das ações ordinárias de emissão da VCP que possam vir a ser objeto de permuta pelas DEBÊNTURES. estando tais ações livres e desembaraçadas de quaisquer ônus ou gravames de qualquer natureza e, ainda, totalmente integralizadas.

14.1.6.          Para os fins desta ESCRITURA, consideram-se DEBÊNTURES em circulação todas as DEBÊNTURES menos as mantidas em tesouraria.

14.1.7.          As DEBÊNTURES não serão permutadas sem que tenha ocorrido a aprovação da Incorporação (“CONDIÇÃO PRÉVIA”). Não obstante, as debêntures poderão ser permutadas, a critério dos DEBENTURISTAS, independentemente da ocorrência da Incorporação, desde que a VCP já tenha aderido às regras do Novo Mercado da Bovespa.

14.2.                     Para fins de permuta, o preço de cada uma das ações que compõem o lote das AÇÕES DA PERMUTA corresponde a R$ 19,00 (dezenove reais) por ação ordinária de emissão da VCP, corrigido pela REMUNERAÇÃO durante os primeiros 270 (duzentos e setenta) dias contados da DATA DE EMISSÃO, conforme previsto no item 12 acima, de modo que a quantidade de AÇÕES DA PERMUTA permaneça inalterada até a DATA DE VENCIMENTO DAS DEBÊNTURES.

14.3.                     A relação de permuta estipulada no item 14.1 acima será simultânea e proporcionalmente ajustada, sem qualquer ônus para os titulares das DEBÊNTURES, sempre que, a partir da DATA DE EMISSÃO, houver aumento de capital por bonificação, desdobramento ou grupamento de ações ordinárias e/ou preferenciais de emissão da VCP, na mesma proporção verificada em tais eventos.

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14.4.                        Para todos os efeitos legais, uma vez solicitada a permuta por qualquer DEBENTURISTA, a data da permuta será considerada aquela em que a EMISSORA deverá disponibilizar as AÇÕES DA PERMUTA. o que deverá ocorrer até o 5° dia útil seguinte à data do recebimento da SOLICITAÇÃO DE PERMUTA ou da implementação da CONDIÇÃO PRÉVIA, conforme definida acima.

14.5.                        A permuta de que trata este item 14 deverá ser formalizada por escrito pelos titulares das DEBÊNTURES à EMISSORA, mediante a entrega de aviso, por escrito e em caráter irrevogável (a “SOLICITAÇÃO DE PERMUTA”), enviado por qualquer dos meios de comunicação e para os endereços de que trata a Cláusula VI desta ESCRITURA.

14.6.                        Com exceção do aumento de capital no âmbito da Operação, até o vencimento final dessa EMISSÃO, e independentemente do período em que as DEBÊNTURES não puderem ser permutadas em razão da não implementação da CONDIÇÃO PRÉVIA, caso a Assembléia Geral ou o Conselho de Administração da VCP delibere aumento de capital por emissão pública ou privada, a preços de emissão inferiores ao preço das AÇÕES DA PERMUTA previsto no item 14.2., a EMISSORA, sem prejuízo da entrega, ao DEBENTURISTA solicitante, das AÇÕES DA PERMUTA, deverá, no prazo de 10 (dez) dias da SOLICITAÇÃO DE PERMUTA, (i) pagar, ao DEBENTURISTA solicitante. o montante correspondente ao produto entre (1) a quantidade de AÇÕES DA PERMUTA relativas àquela SOLICITAÇÃO DE PERMUTA e (2) a diferença entre (a) o preço das AÇÕES DA PERMUTA e (b) o preço de emissão das ações atualizado, desde a data da Assembléia que deliberar o aumento de capital, pelo mesmo critério aplicável ao preço das AÇÕES DA PERMUTA, em conformidade com a fórmula abaixo, ou, a exclusivo critério da EMISSORA, (ii) transferir, ao DEBENTURISTA solicitante, a quantidade de ações definida pelo produto resultante da quantidade de AÇÕES DA PERMUTA e a diferença referida no item (i) (2), dividido pelo preço de emissão das ações atualizado, desde a data da Assembléia que deliberar o aumento de capital, pelo mesmo critério aplicável ao preço de permuta das DEBÊNTURES, devendo corresponder às ações adicionais que o DEBENTURISTA receberia, em conformidade com a fórmula abaixo:

Onde:

Pagamento - pagamento a que se refere o item (i);

Quantidade de AçõesVCP ON - quantidade de ações a que se refere o item (ii);

AçõeSVCP ON - corresponde à quantidade de ações de emissão de VCP ON em que se permutará a quantidade de DEBÊNTURES relativas àquela SOLICITAÇÃO DE PERMUTA;

PP VCP ON - preço de permuta de ações VCP ON previsto no item 14.2;

PE VCP ON - o preço de emissão de ações VCP ON.

14.7.                      Até o vencimento final dessa EMISSÃO, e independentemente do período em que as DEBÊNTURES não puderem ser permutadas em razão da não implementação da CONDIÇÃO

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PRÉVIA, caso a VCP emita debêntures conversíveis em ações, para subscrição pública ou privada, a preços de conversão inferiores ao preço de permuta das DEBÊNTURES fixado no Item 14.2, a EMISSORA, sem prejuízo da entrega ao DEBENTURISTA das AÇÕES DA PERMUTA, deverá, no prazo de 10 (dez) dias da SOLICITAÇÃO DE PERMUTA, (i) pagar, ao DEBENTURISTA solicitante, o montante correspondente ao produto entre (1) a quantidade de AÇÕES DA PERMUTA relativas àquela SOLICITAÇÃO DE PERMUTA e (2) a diferença entre (a) o preço AÇÕES DA PERMUTA previsto no referido item 14.2 e (b) o preço de conversão das debêntures atualizado, desde a data da Assembléia que deliberar a emissão de debêntures conversíveis em ações, pelo mesmo critério aplicável ao preço de permuta das DEBÊNTURES, em confounidade, mutatis mutandis, com a fórmula disposta no item 14.6 acima, ou, a exclusivo critério da EMISSORA, (ii) transferir, ao DEBENTURISTA solicitante, a quantidade de ações definido pelo produto entre a quantidade de ações referido no item (i) (1) e a diferença referida no item (i) (2), dividido pelo o preço de conversão das debêntures atualizado, desde a data da Assembléia que deliberar a emissão de debêntures conversíveis em ações, pelo mesmo critério aplicável ao preço de permuta das DEBÊNTURES, devendo corresponder às ações adicionais que o DEBENTURISTA receberia, referentes exclusivamente ao período da SOLICITAÇÃO DE PERMUTA, em conformidade, mutatis mutandis, com a fórmula disposta no item 14.6. acima.

14.8.                       Até o vencimento final dessa EMISSÃO, e independentemente do período em que as DEBÊNTURES não puderem ser permutadas em razão da não implementação da CONDIÇÃO PRÉVIA, caso a VCP emita bônus de subscrição, a preços de exercício inferiores ao preço de permuta das DEBÊNTURES fixado no item 14.2, a EMISSORA, sem prejuízo da entrega ao DEBENTURISTA das AÇÕES DA PERMUTA. deverá, no prazo de 10 (dez) dias da SOLICITAÇÃO DE PERMUTA, (i) pagar, ao DEBENTURISTA solicitante, o montante correspondente ao produto entre (1) a quantidade de AÇÕES DA PERMUTA relativas àquela SOLICITAÇÃO DE PERMUTA e (2) a diferença entre (a) o preço das AÇÕES DA PERMUTA previsto no referido item 14.2 e (b) o preço de exercício dos bônus de subscrição atualizado. desde a data da Assembléia que deliberar a emissão dos bônus de subscrição, pelo mesmo critério aplicável ao preço de permuta das DEBÊNTURES, em conformidade, mutatis mutandis, com a fórmula disposta no item 14.6 acima, ou, a exclusivo critério da EMISSORA, (ii) transferir, ao DEBENTURISTA solicitante, a quantidade de ações definido pelo produto entre o número de ações referido no item (i) (1) e a diferença referida no item (i) (2), dividido pelo preço de exercício dos bônus de subscrição atualizado, desde a data da Assembléia que deliberar a emissão dos bônus de subscrição, pelo mesmo critério aplicável ao preço das AÇÕES DA PERMUTA, devendo corresponder às ações adicionais que o DEBENTURISTA receberia, referentes exclusivamente ao período da SOLICITAÇÃO DE PERMUTA, em conformidade, mutatis mutandis, com a fórmula disposta no item 14.6 acima.

14.9.                       Até o vencimento final dessa EMISSÃO, e independentemente do período em que as DEBÊNTURES não puderem ser permutadas em razão da não implementação da CONDIÇÃO PREVIA, caso a VCP emita quaisquer títulos conversíveis em ações, para subscrição pública ou privada, a preços de conversão inferiores ao preço das AÇÕES DA PERMUTA fixado no item 14.2, a EMISSORA, sem prejuízo da entrega ao DEBENTURISTA solicitante das AÇÕES DA PERMUTA deverá, no prazo de 10 (dez) dias da SOLICITAÇÃO DE PERMUTA, (i) pagar”, ao DEBENTURISTA solicitante, o montante correspondente ao produto entre (1) quantidade de AÇÕES DA PERMUTA relativas àquela SOLICITAÇÃO DE PERMUTA e (2) a diferença entre (a) o preço de permuta das DEBÊNTURES previsto no referido item 14.2 e (b) o preço de conversão estabelecido para os referidos títulos conversíveis atualizado, desde a data da Assembléia que deliberar a emissão de títulos conversíveis em ações, pelo mesmo critério

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aplicável ao preço das AÇÕES DA PERMUTA, em conformidade, mutatis mutandis, com a fórmula disposta no item 14.6 acima, ou, a exclusivo critério da EMISSORA, (ii) transferir, ao DEBENTURISTA solicitante, a quantidade de ações definido pelo produto entre a quantidade de ações referido no item (i) (1) e a diferença referida no item (i) (2), dividido pelo preço de conversão estabelecido para os referidos títulos conversíveis atualizado, desde a data da Assembléia que deliberar a emissão de títulos conversíveis em ações, pelo mesmo critério aplicável ao preço das AÇÕES DA PERMUTA, devendo corresponder às ações adicionais que o DEBENTURISTA receberia, referentes exclusivamente ao período da SOLICITAÇÃO DE PERMUTA, em conformidade, mutatis mutandis. com a fórmula disposta no item 14.6 acima.

14.10                  As eventuais frações de ações que decorrerem da permuta efetuada com base neste item 14, se houver, serão devidas em moeda corrente nacional, na data da SOLICITAÇÃO DE PERMUTA, devendo seu efetivo pagamento ser realizado até o 5o (quinto) dia útil subseqüente à data de SOLICITAÇÃO DA PERMUTA, pelo VALOR NOMINAL UNITÁRIO acrescido da REMUNERAÇÃO estabelecida no item 12 desta Cláusula III.

15.                              PRÊMIOS

15.1                           Em caso de não realização da permuta, adicionalmente ao pagamento da dívida relativa ao saldo devedor das DEBÊNTURES DA 1a SÉRIE, acrescida da REMUNERAÇÃO e demais encargos do principal, conforme item 24 abaixo e DISPOSIÇÕES APLICÁVEIS (conforme definição abaixo), as DEBÊNTURES farão jus a prêmio (“PRÊMIO DE NÃO REALIZAÇÃO DE PERMUTA”) equivalente à diferença entre (i) a REMUNERAÇÃO e (ii) o percentual de 108% (cento e oito por cento) da variação acumulada das Taxas DI, calculadas e divulgadas pela CETIP, base 252 dias úteis, incidente sobre o VALOR NOMINAL UNITÁRIO das DEBÊNTURES. a partir da data de integralização das DEBÊNTURES DA Ia SÉRIE ou a partir da data de integralização das DEBÊNTURES DA 2ª SÉRIE, conforme o caso. até a data do efetivo pagamento.

15.1.1                 O montante do PRÊMIO DE NÃO REALIZAÇÃO DE PERMUTA será calculado e exigível integralmente na DATA DE VENCIMENTO, exceto em caso de vencimento antecipado, caso em que incidirá o disposto nos itens 15.2 e 15.3, observado o disposto no item 21 desta Cláusula III.

15.2                           Adicionalmente ao pagamento da dívida relativa ao saldo devedor das DEBÊNTURES DA 1a SÉRIE, acrescida da REMUNERAÇÃO e demais encargos do principal, conforme item 24 abaixo e DISPOSIÇÕES APLICÁVEIS (conforme definição abaixo), será devido aos DEBENTUR1STAS um prêmio em razão da liquidação antecipada das DEBÊNTURES DA 1a SÉRIE antes da DATA DE “VENCIMENTO, em decorrência de declaração de vencimento antecipado (“PRÊMIO DE PAGAMENTO ANTECIPADO DAS DEBÊNTURES DA 1a SÉRIE’’), equivalente à diferença entre (i) a REMUNERAÇÃO das DEBÊNTURES DA 1a SÉRIEe(ii) a variação acumulada das Taxas Dl. calculadas e divulgadas pela CETIP, acrescida de um spread de 5% (cinco por cento) ao ano, base 252 dias úteis, incidente sobre o VALOR NOMINAL UNITÁRIO das DEBÊNTURES DA 1a SÉRIE, a partir da data de integralização das DEBÊNTURES DA 1a SÉRIE até a data do efetivo pagamento.

15.2.1                 O montante do PRÊMIO DE PAGAMENTO ANTECIPADO DAS DEBÊNTURES DA 1a SÉRIE será calculado e exigível integralmente na data da liquidação antecipada das DEBÊNTURES DA 1a SÉRIE, observado o disposto no item 21 desta Cláusula III.

15.3                         Adicionalmente ao pagamento da dívida relativa ao saldo devedor das DEBÊNTURES DA 2a SÉRIE, acrescida da REMUNERAÇÃO e demais encargos do principal, conforme item

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24                                    abaixo e DISPOSIÇÕES APLICÁVEIS (conforme definição abaixo), será devido aos DEBENTURISTAS um prêmio em razão da liquidação antecipada das DEBÊNTURES DA 2a SÉRIE antes da DATA DE VENCIMENTO, em decorrência de declaração de vencimento antecipado (“PRÊMIO DE PAGAMENTO ANTECIPADO DAS DEBÊNTURES’ DA 2a SÉRIE”), equivalente à diferença entre (i) a REMUNERAÇÃO das DEBÊNTURES DA 2a SÉRIE e (ii) o percentual de 130% (cento e trinta por cento) da variação acumulada das Taxas DI, calculadas e divulgadas pela CETIP, base 252 dias úteis, incidente sobre o VALOR NOMINAL UNITÁRIO das DEBÊNTURES DA 2a SÉRIE, a partir da data de integralização das DEBÊNTURES DA 2a SÉRIE até a data do efetivo pagamento.

15.3.1                  O montante do PRÊMIO DE PAGAMENTO ANTECIPADO DAS DEBÊNTURES DA 2a SÉRIE será calculado e exigível integralmente na data da liquidação antecipada das DEBÊNTURES DA 2a SÉRIE, observado o disposto no item 21 desta Cláusula III.

16.                               GARANTIAS

Para assegurar o pontual e integral pagamento de quaisquer obrigações decorrentes das DEBÊNTURES, tais como principal da dívida, juros, penalidades e multas, as DEBÊNTURES serão da espécie com garantia flutuante, bem como será constituída garantia fidejussória representada por:

Fiança Corporativa: Nos termos da Carta de Fiança, emitida nesta data, e que constitui ANEXO a esta ESCRITURA, a ACIONISTA GARANTIDORA, por este instrumento e na melhor forma de direito, se obriga perante os DEBENTURISTAS, na qualidade de fiadora e principal pagadora da EMISSORA, a garantir solidariamente o pagamento do valor nominal das DEBÊNTURES acrescido da REMUNERAÇÃO, inclusive encargos moratórios, bem como quaisquer- outros encargos decorrentes de eventuais ações judiciais se necessário, sendo esta fiança irrevogável e irretratável para todos os efeitos legais.

17.                               PRAZO PARA COLOCAÇÃO

O prazo máximo para colocação das DEBÊNTURES pela EMISSORA será de 100 (cem) dias contados de 19 de janeiro de 2009.

18.                               DATA, LOCAL E CÁLCULO DE PAGAMENTO

Todos os pagamentos referentes ao principal e rendimentos a que fazem jus as DEBÊNTURES serão efetuados mediante transferência eletrônica direta (TED) e serão realizados nas datas previstas nesta ESCRITURA, observado o previsto no item 21 abaixo, sendo obseivadas 6 (seis) casas decimais para o cálculo dos valores a serem pagos.

19.                               IMPOSSIBILIDADE DE PAGAMENTO

Caso a EMISSORA seja impossibilitada de realizar- qualquer pagamento, quando devido, a qualquer titular de DEBÊNTURES, por conta da inexatidão ou desatualização das informações cadastrais de tal titulair de DEBÊNTURES junto à EMISSORA, não será devido a tal titular de DEBÊNTURES qualquer juro moratório, multa ou indenização, sendo-lhe, todavia, assegurados os direitos adquiridos até a data da respectiva disponibilização de recursos pela EMISSORA.

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acrescidos da REMUNERAÇÃO das DEBÊNTURES devida desde a data do vencimento da obrigação financeira não cumprida até a data de efetiva disponibilização dos recursos.

20.                               INADIMPLEMENTO

Na ocorrência de inadimplemento de qualquer obrigação assumida pela EMISSORA, nesta ESCRITURA, será observado o disposto nos artigos 40 a 47-A das “Disposições Aplicáveis aos Contratos do BNDES”, parte integrante da presente ESCRITURA na forma de seu ANEXO (as “DISPOSIÇÕES APLICÁVEIS”), sendo certo ainda que. para apuração do saldo devedor vencido, o VALOR NOMINAL UNITÁRIO, bem como os encargos serão calculados pro rata temporis por dias úteis até a data do efetivo pagamento. As DISPOSIÇÕES APLICÁVEIS serão interpretadas de modo que por “Beneficiária” entenda-se a EMISSORA e por “BNDES” entenda-se os DEBENTURISTAS.

21.                               VENCIMENTO EM FINAIS DE SEMANA OU FERIADOS

Todo vencimento relativo a qualquer evento de pagamento das DEBÊNTURES previsto nesta ESCRITURA que ocorra em sábados, domingos ou feriados nacionais ou bancários será, para todos os fins e efeitos jurídicos, prorrogado para o primeiro dia útil subseqüente, sendo os encargos calculados até essa data, inclusive, iniciando-se, a partir dessa data. inclusive, o período seguinte regular de apuração e cálculo dos encargos incidentes sobre as DEBÊNTURES.

22.                              OBRIGAÇÕES ESPECIAIS DA EMISSORA E DA ACIONISTA GARANTIDORA

22.1                          Até a integral liquidação das DEBÊNTURES, observadas as demais obrigações previstas nesta ESCRITURA, a EMISSORA obriga-se a:

a)                                      fornecer aos DEBENTURISTAS:

(i)                                     após o término de cada exercício social, até o último dia útil do prazo legal para sua divulgação, cópias das suas demonstrações financeiras completas relativas ao respectivo exercício social, acompanhadas do relatório da administração e do parecer dos auditores independentes, salvo quando tais informações forem, dentro do referido prazo, disponibilizadas aos titulares de DEBÊNTURES no “site” da EMISSORA;

(ii)                                  informações a respeito da ocorrência de qualquer dos eventos indicados no item 23 abaixo imediatamente após tomar conhecimento do evento ou conforme solicitado pelos DEBENTURISTAS. Essas informações deverão vir acompanhadas de um relatório da EMISSORA contendo a descrição da ocorrência e das medidas que a EMISSORA pretende tomar com relação a tal ocorrência; e

(iii)                               cópia de qualquer correspondência ou notificação judicial ou extrajudicial recebida pela EMISSORA que possa prejudicar a capacidade da EMISSORA de cumprir as obrigações assumidas nesta ESCRITURA, imediatamente após o seu recebimento;

b)                                     fazer publicar, nos prazos e na forma exigida pela legislação societária, suas informações econômico-financeiras; -

c)                                      manter a sua contabilidade atualizada e efetuar os respectivos registros de acordo com os Princípios Fundamentais de Contabilidade do Brasil;

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d)                                     promover, no prazo máximo de 15 (quinze) dias úteis contados da DATA DE EMISSÃO, o registro nos livros de registro de ações nominativas ordinárias da VCP do bloqueio das AÇÕES DA PERMUTA, conforme o seguinte texto:

“[•] ([•]) ações ordinárias de emissão da VCP, representadas pelo presente certificado ou objeto da presente conta de. depósito, estão sujeitas à opção de permuta, de acordo com o Instrumento Particular de Escritura da 2a Emissão Privada de Debêntures Não Conversíveis e com Cláusula de Permuta da Votorantim Industrial S.A., com Garantias Flutuante e Fidejussória celebrado em [•] de [•] de [•].”

A EMISSORA deverá manter, a todo o tempo, bloqueadas para permuta as AÇÕES DA PERMUTA, bem como deverá, sempre que solicitado pelos DEBENTURISTAS, comprovar o bloqueio;

e)                                      convocar- Assembléia Geral de DEBENTURISTAS para deliberar sobre qualquer matéria que direta ou indiretamente se relacione com a presente EMISSÃO;

f)                                        não realizar operações fora de seu objeto social, observadas as disposições estatutárias. legais e regulamentares em vigor;

g)                                     manter-se adimplente com relação a todos os tributos devidos às Fazendas Federal, Estadual ou Municipal, exceto com relação àqueles tributos que sejam contestados de boa-fé pela EMISSORA, nas esferas administrativa e/ou judicial;

h)                                     cumprir, em todos os aspectos relevantes, todas as leis, regras, regulamentos e ordens aplicáveis, em qualquer jurisdição na qual realize negócios ou possua bens, em especial manter-se regular perante os órgãos do meio ambiente e observar a legislação aplicável às pessoas portadoras de deficiência;

i)                                         manter em situação regular suas obrigações junto aos órgãos do meio ambiente, cumprindo a legislação específica ambiental, exceto por aquelas obrigações ou legislações questionadas de boa-fé nas esferas administrativa e/ou judicial;

j)                                         informar  imediatamente aos DEBENTURISTAS acerca da ocorrência de qualquer inadimplemento nos termos desta ESCRITURA;

k)                                      manter válidos e regulares, em todos os aspectos relevantes, todos os alvarás, licenças, autorizações, concessões ou aprovações essenciais ao desenvolvimento das atividades da EMISSORA e de suas controladas;

1)                                      manter, conservar e preservar, em boa ordem e condição de funcionamento, todos os seus bens, relevantes, necessários ou úteis para a devida condução de seus negócios;

m)                                   zelar para que suas demonstrações financeiras e registros contábeis não contenham qualquer informação incorreta ou falsa ou omitam qualquer informação relevante que deva ser divulgada de acordo com os Princípios Fundamentais de Contabilidade do Brasil;

n)                                     não participar de, ou realizar, qualquer operação com partes relacionadas que não seja realizada em condições estritamente comutativas e compatíveis com os parâmetros de mercado;

o)                                     cumprir, no que couber, as “DISPOSIÇÕES APLICÁVEIS AOS CONTRATOS DO BNDES”, aprovadas pela Resolução n° 665, de 10 de dezembro de 1987, parcialmente alteradas pela Resolução n° 775. de 16 de dezembro de 1991, pela Resolução n° 863, de 11 de março de 1996, pela Resolução n° 878, de 04 de setembro de 1996, pela Resolução nº 894, de 06 de março de 1997, pela Resolução n° 927, de 1° de abril de 1998, pela Resolução n° 976, de 24 de  setembro de 2001. e Resolução n° 1.571. de 04 de março de 2008, todas da Diretoria do

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BNDES, publicadas no Diário Oficial da União (Seção I), de 29 de dezembro de 1987, 27 de dezembro de 1991, 08 de abril de 1996, 24 de setembro de 1996. 19 de março de 1997, 15 de abril de 1998, 31 de outubro de 2001 e 25 de março de 2008, respectivamente, para todos os fins e efeitos jurídicos, que constituem ANEXO à presente ESCRITURA;

p)                                     não alienar ou onerar- por exercício fiscal bens integrantes do seu ativo permanente sujeitos a registro de propriedade, acima do limite de 30% (trinta por cento) do valor registrado nessa conta, apurado com base no mais recente balancete trimestral;

q)                                     não realizar investimentos, quando não previstos em orçamento anual, que, isolada ou cumulativamente, dentro de um mesmo exercício fiscal excedam 30% (trinta por cento) do montante aprovado no orçamento de investimentos anual, salvo se aprovado previamente por titulares de DEBÊNTURES representando a maioria das DEBÊNTURES em circulação;

r)                                        na hipótese de ocorrer, em razão da utilização dos recursos oriundos da presente EMISSÃO para a finalidade de que trata o item 5 desta Cláusula III, redução do quadro de pessoal da EMISSORA e/ou de suas controladas, a EMISSORA, durante o período de vigência da presente ESCRITURA, deverá oferecer programa de treinamento voltado para as oportunidades de trabalho na região e/ou programa de recolocação dos trabalhadores em outras empresas.

s)                                      adotar, durante o período de vigência desta ESCRITURA, as medidas e ações destinadas a evitar ou corrigir danos ao meio ambiente, segurança e medicina do trabalho que possam vir a ser causados, pela EMISSORA e/o suas controladas, direta ou indiretamente, em razão da utilização dos recursos oriundos da presente EMISSÃO para a finalidade de que trata o item 5 desta Cláusula III;

t)                                        comunicar aos DEBENTURISTAS, na data do evento, o nome e o CPF/MF de pessoa que. exercendo função remunerada ou estando entre seus proprietários, controladores ou diretores, tenha sido diplomada ou empossada como Deputado(a) Federal ou Senador(a);

u)                                     manter, durante a vigência das DEBÊNTURES, até o seu vencimento final, os seguintes índices apurados semestralmente em demonstrações financeiras consolidadas auditadas por auditores externos registrados na CVM, nos meses de junho e dezembro, referentes aos últimos 12 meses, sob pena de vencimento antecipado caso não sejam atendidos dois ou mais índices, salvo se, em prazo definido pelo(s) DEBENTURISTA(S), forem restabelecidos todos os índices ora previstos:

Nos primeiros 2 (dois) anos contados da DATA DE EMISSÃO.

(i)PL/AT	> ou = 0,2
(ii) Dívida Financeira Líquida / EBITDA	< ou = 6
(iii) Dívida Financeira Líquida de Curto Prazo / EBITDA	< ou = 3
(iv) EBITDA / Despesas Financeiras Líquidas	> ou = 2,5

As definições detalhadas dos indicadores constituem ANEXO III a presente ESCRITURA

Após os primeiros 2 (dois) anos contados da DATA DE EMISSÃO.

(i)PL/AT	> ou = 0,3
(ii) Dívida Financeira Líquida / EBITDA	< ou = 5
(iii) Dívida Financeira Líquida de Curto Prazo / EBITDA	< ou = 2
(iv) EBITDA / Despesas Financeiras Líquidas	> ou = 3

As definições detalhadas dos indicadores constituem ANEXO III apresente ESCRITURA

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22.2. Até a integral liquidação das DEBÊNTURES, observadas as demais obrigações previstas nesta ESCRITURA, a ACIONISTA GARANTIDORA obriga-se a manter os seguintes índices apurados semestralmente em demonstrações financeiras consolidadas auditadas por auditores externos registrados na CVM, nos meses de junho e dezembro, referentes aos últimos 12 meses, sob pena de vencimento antecipado caso não sejam atendidos dois ou mais índices, salvo se, em prazo definido pelo(s) DEBENTURISTA(S), forem restabelecidos todos os índices ora previstos:

Nos primeiros 2 (dois) anos contados da DATA DE EMISSÃO.

(i) PL / AT	> ou	=	0,2
(ii) Dívida Financeira Líquida / EBITDA	< ou	=	6
(iii) Dívida Financeira Líquida de Curto Prazo / EBITDA	< ou	=	3
(iv) EBITDA / Despesas Financeiras Líquidas	> ou	=	2,5

As definições detalhadas dos indicadores constituem ANEXO III à presente ESCRITURA

Após os primeiros 2 (dois) anos contados da DATA DE EMISSÃO.

(i) PL / AT	> ou	=	0,2
(ii) Dívida Financeira Líquida / EBITDA	< ou	=	5
(iii) Dívida Financeira Líquida de Curto Prazo / EBITDA	< ou	=	2
(iv) EBITDA / Despesas Financeiras Líquidas	> ou	=	3

As definições detalhadas dos indicadores constituem ANEXO III à presente ESCRITURA

23.          VENCIMENTO ANTECIPADO DAS DEBÊNTURES

23.1. Além das hipóteses previstas nos artigos 39, 40 e 47-A das DISPOSIÇÕES APLICÁVEIS, DEBENTURISTAS que representem 10% (dez por cento), no mínimo, das DEBÊNTURES em circulação poderão declarar, observados itens 23.2, 23.3 e 23.4 abaixo, antecipadamente vencidas todas as DEBÊNTURES e exigir o imediato pagamento, pela EMISSORA, da dívida relativa ao saldo devedor das DEBÊNTURES (considerando a capitalização do VALOR NOMINAL UNITÁRIO pro rata temporis), acrescida da REMUNERAÇÃO e demais encargos incidentes até a data do pagamento, na ocorrência dos seguintes eventos:

a)             tendo sido efetivada a aquisição das ações de emissão da ARACRUZ de propriedade da ARAINVEST, caso não seja realizada a oferta pública de ações de que trata a Cláusula 3.1.11 do Acordo de Investimento por ato ou omissão da EMISSORA e/ou da VCP;

b)            caso, após a subscrição e integralização das DEBÊNTURES DA 2a SÉRIE, não seja realizada a aquisição das ações de emissão da ARACRUZ de propriedade da ARAINVEST;

c)             caso não seja realizado o aumento de capital de que trata a Cláusula 3.1.7 do Acordo de Investimento, nos termos ali previstos, ou caso não sejam verificadas as condições precedentes de que trata a Cláusula 4.2 do Acordo de Investimento;

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d)             caso qualquer dos órgãos de defesa da concorrência que tenham competência sobre o caso decida por não aprovar a Incorporação;

e)             no caso de a Incorporação de que trata a Cláusula 3.1.12 do Acordo de Investimento celebrado pela EMISSORA, não ser realizada por ato ou omissão da EMISSORA e/ou da VCP;

f)              no caso de ser obrigatória a realização da adesão ao Novo Mercado de que trata a Cláusula 3.1.14 do Acordo de Investimento celebrado pela EMISSORA, esta não seja realizada por ato ou omissão da EMISSORA e/ou da VCP;

g)             caso a EMISSORA não utilize os recursos oriundos da presente EMISSÃO para a finalidade descrita no item 5 da Cláusula III acima;

h)            protesto reiterado de títulos contra a EMISSORA em valor individual que ultrapasse R$ 120.000.000,00 (cento e vinte milhões de reais) ou valor agregado em período de 12 (doze) meses consecutivos, que ultrapasse o correspondente a 5% do patrimônio líquido da EMISSORA, apurado com base no mais recente balancete trimestral, salvo se o protesto tiver sido efetuado por erro ou má-fé de terceiros, e tal fato seja validamente comprovado pela EMISSORA, ou ainda se for por ela sustado, garantido ou cancelado no prazo máximo de 72 (setenta e duas) horas contadas de sua ocorrência;

i)              pedido de recuperação judicial ou extrajudicial ou de auto-falência formulado pela EMISSORA ou declaração de falência da EMISSORA;

j)             dissolução e liquidação da EMISSORA;

k)            não haver sido sanado, no prazo de 10 (dez) dias úteis contados a partir do recebimento da notificação que lhe for enviada por qualquer DEBENTURISTA, o descumprimento de qualquer obrigação prevista nesta ESCRITURA;

1)             declaração de vencimento antecipado de qualquer dívida da EMISSORA em razão de ínadimplemento contratual ou condenação definitiva à pagamento na esfera judicial, cujo montante individual seja igual ou superior a R$ 120.000.000,00 (cento e vinte milhões de reais) ou cujo valor agregado, em período de 12 (doze) meses consecutivos, seja igual ou superior a 5% do patrimônio líquido da EMISSORA, apurado com base no mais recente balancete trimestral;

m)           a inclusão, em acordo societário ou estatuto da EMISSORA, de dispositivo pelo qual seja exigido quorum especial para deliberação ou aprovação de matérias que limitem ou cerceiem o controle da COMPANHIA pelos respectivos controladores, ou, ainda, a inclusão naqueles documentos, de dispositivo que importe:

(i)        restrições à capacidade de crescimento da EMISSORA e/ou de suas controladas ou ao seu desenvolvimento tecnológico;

(ii)       restrições de acesso da EMISSORA e/ou de suas controladas a novos mercados; ou

(iii)      restrições ou prejuízo à capacidade de pagamento das obrigações financeiras decorrentes desta operação.

n)           constatação de que as declarações realizadas nesta ESCRITURA, pela EMISSORA, eram falsas ou enganosas, ou ainda, de forma relevante, incorretas ou incompletas na data em que foram declaradas;

o)           mudança do objeto social da EMISSORA e/ou da VCP, salvo se aprovado previamente por titulares de DEBÊNTURES representando a maioria das DEBENTURES em circulação;

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p)            alteração do controle acionário da EMISSORA, por qualquer meio. salvo se aprovado previamente por titulares de DEBÊNTURES representando a maioria das DEBÊNTURES em circulação; não será entendida como alteração do controle qualquer operação da qual resultem, direta ou indiretamente, como controladores os Srs. Antônio Ermirio de Moraes, Ermirio Pereira de Moraes, Maria Helena de Moraes Scripilliti, José Ermirio de Moraes Filho e respectivos descendentes;

q)            aquisição pela EMISSORA do controle acionário ou de participação acionária em outras sociedades, cujo montante individual seja superior a 30% (trinta por cento) do valor registrado na conta do ativo permanente, apurado com base no mais recente balancete trimestral, salvo se aprovado previamente por titulares de DEBÊNTURES representando a maioria das DEBÊNTURES;

r)             ocorrência de qualquer incorporação, fusão, cisão, transformação ou qualquer outra reorganização societária da EMISSORA e/ou da VCP, seja esta reorganização estritamente societária ou realizada mediante disposição de ativos relevantes, exceto (i) os casos de incorporação em que a EMISSORA seja a incorporadora, sendo certo que também nesse caso será aplicável o disposto no item 14.6 acima, ou (ii) os atos previstos na Operação; ou (iii) quando aprovada previamente por titulares de DEBÊNTURES representando a maioria das DEBÊNTURES em circulação;

s)            não observância, pela EMISSORA, de qualquer disposição contida no item 14 desta Cláusula III;

t)             não cumprimento, pela EMISSORA, da obrigação disposta nos itens 22.1 (n), (p), (q) e (u) e não cumprimento, pela ACIONISTA GARANTIDORA, da obrigação disposta no item 22.2, todos desta Cláusula III, salvo se aprovado previamente por titulares de DEBÊNTURES representando a maioria das DEBÊNTURES em circulação;

u)            inadimplemento de qualquer obrigação assumida perante o BNDES e suas subsidiárias, por parte da COMPANHIA ou entidade integrante do Grupo Econômico a que a COMPANHIA pertença;

v)            existência de sentença condenatória transitada em julgado relativamente à prática de atos, pela EMISSORA, que importem em infringência à legislação que trata do combate à discriminação de raça ou de gênero, ao trabalho infantil e ao trabalho escravo.

23.2.        Na ocorrência de qualquer dos eventos indicados nas alíneas acima, a EMISSORA deverá convocar, dentro de 48 (quarenta e oito) horas da data em que tomar conhecimento da ocorrência de qualquer dos referidos eventos, uma Assembléia Geral de DEBENTURISTAS para deliberar sobre a declaração do vencimento antecipado das DEBÊNTURES.

23.3.        Na ocorrência de qualquer evento indicado no item 23.1 acima, caso seja aprovada a declaração de vencimento antecipado de que trata o item 23.2 acima, todas as obrigações decorrentes das DEBÊNTURES serão consideradas antecipadamente vencidas e será exigido, mediante notificação à EMISSORA, o imediato pagamento pela EMISSORA de todas as obrigações financeiras assumidas no âmbito da EMISSÃO, inclusive dos encargos porventura incidentes até a data de seu efetivo pagamento.

23.4.        Sem prejuízo do disposto no item 23.2 acima, a Assembléia de Debenturistas que tenha por objeto a deliberação de vencimento antecipado também poderá ser convocada por DEBENTURISTAS que representem 10% (dez por cento), no rnínimo, das DEBÊNTURES em circulação.

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24.          MULTA DE AJUIZAMENTO

Na hipótese de cobrança ou execução judicial, a EMISSORA pagará multa de 10% (dez por cento) sobre o montante da dívida relativa as DEBÊNTURES. aí incluídos o principal e encargos, sem prejuízo do pagamento das despesas extrajudiciais, judiciais e honorários advocatícios, devidos a partir da propositura da ação de cobrança ou de execução.

25.          RENÚNCIA DE DIREITOS

Não se presume a renúncia a qualquer dos direitos decorrentes desta ESCRITURA. A tolerância, implícita ou expressa, por parte dos DEBENTURISTAS, com o atraso ou com o descumprimento de qualquer obrigação por parte da EMISSORA não implicará novação.

26           TÍTULO EXECUTIVO EXTRAJUDICIAL E EXECUÇÃO ESPECÍFICA

Esta ESCRITURA e as DEBÊNTURES constituem títulos executivos extrajudiciais nos termos dos incisos I e II do artigo 585 do Código de Processo Civil, reconhecendo as partes desde já que, independentemente de quaisquer outras medidas cabíveis, as obrigações assumidas nos termos desta ESCRITURA comportam execução específica e se submetem às disposições dos artigos 632 e seguintes do Código de Processo Civil, sem prejuízo do direito de declarar o vencimento antecipado das DEBÊNTURES, nos termos desta ESCRITURA.

27.           IRREVOGABILIDADE E IRRETRATABILIDADE

Esta ESCRITURA é firmada em caráter irrevogável e irretratável, salvo na hipótese de não preenchimento de qualquer dos requisitos relacionados na Cláusula II, obrigando as partes por si e seus sucessores.

28.        INDEPENDÊNCIA DAS DISPOSIÇÕES DA ESCRITURA

Caso qualquer das disposições desta ESCRITURA venha a ser julgada ilegal, inválida ou ineficaz, prevalecerão todas as demais disposições não afetadas por tal julgamento, comprometendo-se as partes, em boa-fé, a substituírem a disposição afetada por outra que, na medida do possível, produza o mesmo efeito.

29.        DESPESAS

A EMISSORA arcará com todos os custos decorrentes da colocação privada das DEBÊNTURES, incluindo todos os custos relativos à publicação dos atos necessários à EMISSÃO, tais como esta ESCRITURA, seus eventuais aditamentos e os atos societários da EMISSORA.

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CLÁUSULA IV - ASSEMBLÉIA GERAL DOS DEBENTURISTAS

Os titulares das DEBÊNTURES reunir-se-ão, a qualquer tempo, em assembléia geral, a fim de deliberar sobre matéria de interesse da comunhão dos DEBENTURISTAS.

1.             CONVOCAÇÃO

A assembléia pode ser convocada pela EMISSORA e por DEBENTURISTAS que representem 10% (dez por cento), no mínimo, das DEBÊNTURES em circulação.

2.             INSTALAÇÃO E DELIBERAÇÃO

2.1           A assembléia geral instalar-se-á com o quorum previsto no artigo 71. parágrafo terceiro, da LEI DAS SOCIEDADES POR AÇÕES, e deliberará pelo voto de DEBENTURISTAS que representem, no mínimo, 50% (cinqüenta por cento) mais 1 (uma) das DEBÊNTURES então em circulação.

2.2           Nas deliberações da assembléia, cada DEBÊNTURE de cada série dará direito a um voto, admitida a constituição de mandatários, observadas as disposições dos parágrafos 1°. e 2°., do artigo 126, da LEI DAS SOCIEDADES POR AÇÕES.

2.3           Quaisquer modificações nas condições das DEBÊNTURES objeto da presente emissão dependerão da aprovação de DEBENTURISTAS que representem, no mínimo, 50% (cinqüenta por cento) mais 1 (uma) DEBÊNTURE das DEBÊNTURES então em circulação.

2.4           Para efeito de constituição do quorum a que se refere esta Cláusula, serão excluídas da quantidade de DEBÊNTURES em circulação as eventualmente pertencentes à EMISSORA.

CLÁUSULA V - DECLARAÇÕES E GARANTIAS DA EMISSORA

A EMISSORA declara e assegura aos DEBENTURISTAS que:

a)             é uma companhia validamente constituída e em funcionamento de acordo cora a legislação das sociedades por ações em vigor;

b)            para a celebração desta ESCRITURA e a assunção e o cumprimento das obrigações dela decorrentes, foram obtidas todas as autorizações dos seus órgãos deliberativos e executivos (Assembléia Geral, Conselho de Administração e Diretoria), assim como a deliberação prévia de acionistas exigível por força de acordos de acionistas eventualmente arquivados em sua sede;

c)             os seus representantes legais que assinam esta ESCRITURA têm poderes estatutários para assumir, em nome da EMISSORA, as obrigações aqui fixadas, e, sendo mandatários, tiveram os poderes legitimamente outorgados, estando os respectivos mandatos em pleno vigor;

d)            a sua situação econômica, financeira e patrimonial, refletida nas demonstrações financeiras exigíveis pela legislação societária até a data em que esta declaração é feita, não sofreu qualquer alteração significativa que possa afetar de maneira negativa o cumprimento das suas obrigações decorrentes desta ESCRITURA;

e)             não há quaisquer títulos de sua emissão ou sacados contra si que tenham sido apresentados para protesto ou que tenham sido protestados, cujo valor unitário seja igual ou superior a R$ 120.000.000,00 (cento e vinte milhões de reais), excetuados os que, apresentados

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para protesto, tenham sido objeto de discussão judicial, com razoáveis fundamentos de direito, de sustação cautelar de protesto seguido, conforme o caso, da respectiva ação principal;

f)             a celebração desta ESCRITURA e a assunção e o cumprimento das obrigações dela decorrentes não acarretam, direta ou indiretamente, o descumprimento. total ou parcial, de (i) quaisquer contratos, de qualquer natureza, firmados anteriormente à data da assinatura desta ESCRITURA, dos quais a EMISSORA seja parte ou aos quais esteja vinculada, a qualquer título, qualquer dos bens corpóreos, incorpóreos, tangíveis, intangíveis, móveis ou imóveis de sua propriedade; (ii) qualquer norma legal ou regulamentar a que a EMISSORA ou qualquer dos bens corpóreos, incorpóreos, tangíveis, intangíveis, móveis ou imóveis de sua propriedade estejam sujeitos; e (iii) qualquer ordem, decisão, ainda que liminar, judicial ou administrativa que afete a EMISSORA ou qualquer dos bens corpóreos, incorpóreos. tangíveis, intangíveis, móveis ou imóveis de sua propriedade; e

g)            já obteve todas as autorizações e licenças (inclusive ambientais, se aplicável) relevantes exigidas pelas autoridades federais, estaduais e municipais para o exercício de suas atividades até então, sendo todas elas válidas, observado que algumas das licenças e autorizações ambientais ainda estão em processo de obtenção pela EMISSORA, que já tomou todas as providências necessárias a sua consecução.

CLÁUSULA VI - COMUNICAÇÕES

As comunicações a serem enviadas para a EMISSORA nos termos desta ESCRITURA, se feitas por fac-símile ou correio eletrônico serão consideradas recebidas na data de seu envio, desde que seu recebimento seja confirmado através de indicativo (recibo emitido pela máquina utilizada pelo remetente, mediante confirmação por telefone), devendo os respectivos originais serem encaminhados até 5 dias úteis após o envio da mensagem; se feitas por correspondência, as comunicações serão consideradas entregues quando recebidas sob protocolo ou com “aviso de recebimento” expedido pelo Correio ou por telegrama, no endereço constante da qualificação a seguir:

Para a EMISSORA:

Rua Amauri, n° 255 - 13° andar - Conjunto A

São Paulo, SP, Brasil

Fax: 11 3079-9345

At.: Sr. Raul Calfat

Com cópia para:

Rua Amauri, n° 255 - 13 andar °- Conjunto A

São Paulo, SP, Brasil

Fax: 11 3079-9345

At.: Dr. Alexandre D’Ambrósio

Para a ACIONISTA GARANTIDORA:

Rua Amauri, n° 255 - 10° andar

São Paulo, SP, Brasil

Fax: 11 3079-9345

At.: Sr. Raul Calfat

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Com cópia para:

Rua Amauri. n° 255 - 13° andar - Conjunto A

São Paulo, SP, Brasil

Fax: 11 3079-9345

At.: Dr. Alexandre D’Ambrósio

CLÁUSULA VII - DO FORO

Fica eleito, como foro competente para dirimir qualquer controvérsia oriunda desta ESCRITURA, o foro da comarca da capital do Rio de Janeiro, Estado do Rio de Janeiro, com renúncia expressa a qualquer outro, por mais especial ou privilegiado que possa ser.

Firmam esta ESCRITURA, em 2 (duas) vias, de igual teor e forma e para o mesmo fim, na presença de 02 (duas) testemunhas.

São Paulo, [19] de janeiro de 2009.

VOTORANTIM INDUSTRIAL S.A.

Nome:	Nome:

Cargo:	Cargo:

VOTORANTIM PARTICIPAÇÕES S.A.

Nome:	Nome:

Cargo:	Cargo:

Testemunhas:

Nome:	Nome:

C.P.F.:	C.P.F.:

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ANEXO I DO INSTRUMENTO PARTICULAR DE ESCRITURA DA 2a. EMISSÃO PRIVADA DE DEBÊNTURES NÃO CONVERSÍVEIS E COM CLÁUSULA DE PERMUTA DA VOTQRANTIM INDUSTRIAL S.A.. COM GARANTIAS FLUTUANTE E FIDEJUSSÓRIA

DISPOSIÇÕES APLICÁVEIS AOS CONTRATOS DO BNDES

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ANEXO II DO INSTRUMENTO PARTICULAR DE ESCRITURA DA 2ª. EMISSÃO PRIVADA DE DEBÊNTURES NÃO CONVERSÍVEIS E COM CLÁUSULA DE PERMUTA DA VOTORANTIM INDUSTRIAL S.A.. COM GARANTIAS FLUTUANTE E FIDEJUSSÓRIA

CARTA DE FIANÇA

São Paulo, 19 de janeiro de 2009

À

BNDES Participações S.A.- BNDESPAR

Av. República do Chile n° 100

Rio de Janeiro - RJ

Ref.:     CARTA DE FIANÇA

Prezados Senhores,

Por este instrumento, a VOTORANTIM PARTICIPAÇÕES S.A. com sede na cidade de São Paulo, Estado de São Paulo, na Rua Amauri, 255 - 10° andar, inscrita no CNPJ/MF sob o n.° 61.082.582/0001-97. neste ato representada na forma de seu Estatuto Social, obriga-se como FIADORA e principal pagadora a cumprir as obrigações assumidas pela DEVEDORA VOTORANTIM INDUSTRIAL S.A., com sede na cidade de São Paulo, Estado de São Paulo, na Rua Amauri, n.° 255, 13° andar, cj. A, inscrita no CNPJ/MF sob o n.° 03.407.049/0001-51, no Instrumento Particular de Escritura da 2a Emissão Privada de Debêntures Não Conversíveis e com Cláusula de Permuta, com Garantias Flutuante e Fidejussória, Escritura que a FIADORA declara conhecer, abrangendo a fiança, além do principal da dívida, os juros, comissões, pena convencional e demais encargos.

A presente fiança é prestada em caráter irrevogável e irretratável, até a efetiva liquidação das debêntures, renunciando a FIADORA aos benefícios de que tratam os artigos 366, 827 e 838 do Código Civil e responsabilizando-se solidariamente pelo fiel e exato cumprimento de todas as obrigações assumidas pela DEVEDORA, comprometendo-se, na hipótese de inadimplemento por parte da DEVEDORA, a honrar as obrigações pecuniárias por esta assumidas na Escritura, dentro do prazo de 2 (dois) dias úteis, contado a partir da comunicação feita por escrito pela BNDESPAR, informando sobre o inadimplemento, a ser encaminhada à Fiadora, nos termos da Escritura.

Isto posto, firma esta em 3 (três) vias de igual teor, na presença de duas testemunhas.

VOTORANTIM PARTICIPAÇÕES S.A.

Nome:		Nome:
Cargo:		Cargo:

TESTEMUNHAS:

1.	2.
Nome:		Nome:
CPF:		CPF:

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ANEXO III DO INSTRUMENTO PARTICULAR DE ESCRITURA DA 2a. EMISSÃO PRIVADA DE DEBÊNTURES NÃO CONVERSÍVEIS E COM CLÁUSULA DE PERMUTA DA VOTORANTIM INDUSTRIAL S.A.. COM GARANTIAS FLUTUANTE E FIDEJUSSÓRIA

DEFINIÇÕES DOS INDÍCES DESCRITOS NOS ITENS

22.1(u) E 22.2 DA CLÁUSULA III

As definições detalhadas dos covenants descritos nos itens 22.1(u) e 22.2 encontram-se descritas a seguir:

PL = Patrimônio Líquido, inclusive Participação de Minoritários

AT = Ativo Total

EBITDA = Resultado antes dos juros pagos e/ou recebidos, imposto de renda, depreciação e amortização; referente aos 4 (quatro) últimos trimestres.

Dívida Financeira Total = somatório das dívidas onerosas consolidadas da EMISSORA junto a pessoas físicas e/ou jurídicas, incluindo empréstimos e financiamentos com terceiros; emissão de títulos de renda fixa, conversíveis ou não, no mercado de capitais local e/ou internacional; avais, fianças, penhores ou garantias prestadas pela EMISSORA; bem como a venda ou a cessão de recebíveis futuros, caso sejam contabilizados como obrigações nas Demonstrações Financeiras da EMISSORA.

Dívida Financeira Líquida = Dívida Financeira Total menos a soma das Disponibilidades (Caixa e Caixa Equivalentes), de acordo com as definições da Legislação Societária brasileira.

Dívida Financeira de Curto Prazo = somatório das dívidas onerosas consolidadas da EMISSORA, contabilizadas no passivo circulante, junto a pessoas físicas e/ou jurídicas, incluindo empréstimos e financiamentos com terceiros; emissão de títulos de renda fixa, conversíveis ou não, no mercado de capitais local e/ou internacional; avais, fianças, penhores ou garantias prestadas pela EMISSORA; bem como a venda ou a cessão de recebíveis futuros, caso sejam contabilizados como obrigações de curto prazo nas Demonstrações Financeiras da EMISSORA; excluída a parcela de curto prazo das dívidas de longo prazo.

Dívida Financeira Líquida de Curto Prazo = Dívida Financeira de Curto Prazo menos a soma das Disponibilidades (Caixa e Caixa Equivalentes), de acordo com as definições da Legislação Societária Brasileira.

Despesas Financeiras Líquidas = somatório dos custos de emissão de dívida, juros pagos a pessoas físicas ou jurídicas (incluindo instituições financeiras e fornecedores), juros pagos sobre valores mobiliários, despesas financeiras que não impactem o caixa, comissões, descontos e outras taxas para empréstimos bancários ou cartas de crédito, despesas com avais, fianças, penhores ou garantias prestadas a outras obrigações, menos o total das receitas financeiras, em todos os casos referentes aos 4 (quatro) últimos trimestres. Serão excluídos dos cálculos valores de variação cambial não realizada e de juros sobre capital próprio ou qualquer outra forma de remuneração aos acionistas que seja contabilizada como despesa financeira.

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